UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 15, 2020

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2020, Brian Bonner resigned as Executive Chairman of the Board of Directors (the “Board”) of Daseke, Inc. (the “Company”), effective immediately. Mr. Bonner did not resign as a member of the Board. Effective with Mr. Bonner’s resignation as Executive Chairman of the Board, the Board elected him as Chairman of the Board.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2020, the Board adopted amendments to the Company’s By-Laws (the “Amendment”), effective immediately, to (i) provide that the Board shall annually elect one of its members to be its chair (the “Chairman of the Board”) and shall fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board shall determine, (ii) provide that, except as otherwise provided in the Company’s By-Laws, and unless otherwise determined by the Board, the Chairman of the Board shall preside when present at all meetings of the stockholders and the Board and shall perform any other duties and services prescribed by the Company’s By-Laws or assigned by the Board; and (iii) remove the reference to the Chairman of the Board as an officer of the Company.

The foregoing general description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

3.1First Amendment to the By-Laws of Daseke, Inc.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

August 18, 2020	By:	/s/ Christopher Easter
	Name:	Christopher Easter
	Title:	Chief Executive Officer and Director